Exhibit 99.1
Fidelity National Financial, Inc. Reports Third Quarter 2006 EPS of $0.70
     Jacksonville, Fla. — (October 25, 2006) — Fidelity National Financial, Inc. (NYSE:FNF), a Fortune 500 provider of outsourced products and services to a variety of industries, today reported operating results for the three-month and nine-month periods ended September 30, 2006.

	3rd Quarter 2006	3rd Quarter 2005
Total revenue	$2.63 billion	$2.53 billion
Earnings per diluted share *	$0.70*	$1.21
Net earnings	$127.6 million	$214.4 million
Cash flow from operations	$277.0 million	$462.3 million

	Nine Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2005
Total revenue	$7.63 billion	$7.23 billion
Gain on sale of minority interest in FIS	—	($318.2 million)
Adjusted Total Revenue	$7.63 billion	$6.92 billion
Earnings per diluted share *	$2.02*	$4.79
Net earnings	$366.6 million	$848.9 million
Gain on sale of minority interest in FIS	—	($318.2 million)
Adjusted net earnings	$366.6 million	$530.7 million
Adjusted earnings per share *	$2.02*	$2.99
Cash flow from operations	$609.8 million	$1.01 billion
Income tax paid on FNT distribution	$108.8 million	—
Adjusted cash flow from operations	$718.6 million	$1.01 billion

* For purposes of computing earnings per diluted share, FNF has to analyze the dilutive impact of outstanding options at its public subsidiaries, Fidelity National Title Group, Inc. and Fidelity National Information Services, Inc., and, if necessary, adjust the net earnings available to FNF shareholders before calculating earnings per diluted share. For the three-month and nine-month periods ended September 30, 2006, net earnings were reduced by $1.3 million and $2.9 million, respectively, resulting in a reduction of $0.01 and $0.02, respectively, in earnings per diluted share for three-month and nine-month periods ended September 30, 2006.

     “This was another successful quarter for FNF,” said Chairman and Chief Executive Officer William P. Foley, II. “The third quarter was one of transition for our title insurance business. The mix of business clearly shifted from a majority of purchase transactions toward more refinance transactions, which generate about half of the revenue of a purchase transaction. In the title business, we were focused on reducing headcount and eliminated approximately 650 positions during the quarter, which helped in reducing title related personnel costs by $75 million versus the prior year quarter. FIS had a very strong quarter, as they generated 10.2% revenue growth and grew EBITDA by more than 10%. Organic revenue growth has accelerated significantly since the FIS/Certegy merger through the improvement of the sales organization, cross selling existing customers, developing new products and services that leverage the core processing capability and putting the best resources behind new large targeted customer opportunities. Specialty insurance continues to provide growing and more recurring revenue and earnings streams that are not necessarily tied to mortgage originations and through both organic growth and two recent acquisitions, Sedgwick has become a more than $600 million revenue base company with greater than 15% EBITDA margins.”
     The merger of FNF with and into FIS is scheduled to close on November 9, 2006. FNF shareholders will receive approximately 0.537228 shares of FIS common stock for each share of FNF stock. Upon the closing of the merger of FNF with and into FIS, Fidelity National Title Group, Inc. (NYSE:FNT) will legally change its name to Fidelity National Financial, Inc. and its common stock will trade on the New York Stock Exchange under the trading symbol ‘FNF’ beginning on November 10, 2006.
     The following are summary financial results for the operating subsidiaries of FNF for the three-month and nine-month periods ending September 30, 2006 and 2005:
Fidelity National Title Group (“FNT”)

	3rd Quarter 2006	3rd Quarter 2005
Total revenue	$1.507 billion	$1.774 billion
Pre-tax margin	10.7%	15.4%
Net earnings	$103.4 million	$169.7 million
Net earnings per share — diluted	$0.60	$0.98
Cash flow from operations	$112.9 million	$206.9 million
Return on average equity	15.9%	25.0%

	Nine Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2005
Total revenue	$4.456 billion	$4.723 billion
Pre-tax margin	10.5%	14.0%
Net earnings	$299.0 million	$412.6 million
Net earnings per share — diluted	$1.72	$2.38
Cash flow from operations	$414.8 million	$603.8 million
Return on average equity	15.6%	21.7%

Fidelity National Information Services (“FIS”)

	3rd Quarter 2006	3rd Quarter 2005
Total revenue	$1,082.3 million	$704.0 million
Pro forma revenue growth	10.2%	N/A
Net earnings	$78.6 million	$57.9 million
EBITDA	$280.6 million	$194.5 million
Free cash flow	$122.6 million	$54.1 million
Cash earnings	$107.3 million	$75.8 million

	Nine Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2005
Total revenue	$3,010.4 million	$2,067.8 million
Pro forma revenue growth	7.5%	N/A
Net earnings	$184.0 million	$151.1 million
EBITDA	$745.3 million	$550.2 million
Free cash flow	$285.7 million	$192.5 million
Cash earnings	$265.8 million	$211.9 million

Specialty Insurance

	3rd Quarter 2006	3rd Quarter 2005
Total revenue	$103.6 million	$97.8 million
Pre-tax margin	18.4%	15.7%
Pre-tax earnings	$19.1 million	$15.4 million

	Nine Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2005
Total revenue	$315.5 million	$253.8 million
Pre-tax margin	21.2%	15.9%
Pre-tax earnings	$67.0 million	$40.4 million

     FNF presents its financial results in accordance with Generally Accepted Accounting Principles (“GAAP”). However, in order to provide the investment community with a more thorough means of evaluating the operating performance of its operations, FNF also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other intangible amortization, net of income tax (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.
     Fidelity National Financial, Inc. (NYSE:FNF), is a provider of outsourced products and services to a variety of industries. Through its majority-owned, publicly traded subsidiary,

Fidelity National Information Services, Inc. (NYSE:FIS), FNF provides an industry leading suite of data processing, payment and risk management services to financial institutions and retailers. www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; the possibility that the announced merger of FNF with and into FIS will not be completed, will be completed in a different form or with different effects on stockholders than described or will not be successful in achieving the goals targeted; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations,
904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Nine months ended
	September 30,		September 30,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
Direct title premiums	$485,043	$641,542	$1,479,415	$1,702,397
Agency title premiums	701,533	763,242	1,998,117	2,024,188

Total title premiums	1,186,576	1,404,784	3,477,532	3,726,585
Escrow and other title-related fees	267,744	323,506	808,468	864,472

Total title and escrow	1,454,320	1,728,290	4,286,000	4,591,057
Transaction processing services	1,013,372	646,447	2,832,638	1,912,168
Specialty insurance	99,619	95,448	304,070	248,276
Interest and investment income	48,129	36,064	139,883	90,503
Realized gains and losses	4,805	8,699	30,121	34,281
Gain on FIS transaction	—	—	—	318,209
Other	14,577	12,937	41,378	36,645

Total revenue	2,634,822	2,527,885	7,634,090	7,231,139
Personnel costs	863,163	841,051	2,632,935	2,396,243
Other operating expenses	610,732	442,001	1,706,137	1,282,250
Agent commissions	538,700	590,876	1,537,489	1,558,547
Depreciation and amortization	142,170	95,619	404,770	298,178
Claim loss expense	118,643	135,354	357,210	333,320
Interest expense	65,931	48,466	183,536	120,001

Total expenses	2,339,339	2,153,367	6,822,077	5,988,539
Earnings before income taxes	295,483	374,518	812,013	1,242,600
Income tax expense	109,920	144,189	302,069	354,577
Minority interest	57,992	15,926	143,381	39,081

Net earnings	$127,571	$214,403	$366,563	$848,942

Net earnings per share — basic	$0.72	$1.24	$2.09	$4.92

Net earnings per share — diluted	$0.70	$1.21	$2.02	$4.79

Weighted average shares — basic	176,048	172,515	175,119	172,686

Weighted average shares — diluted	180,783	177,540	180,123	177,254

Direct operations orders opened	811,400	976,600	2,490,700	2,843,600
Direct operations orders closed	521,900	694,000	1,602,700	1,891,100

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended					Specialty	Corporate
September 30, 2006	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$2,581,888	$(67,489)	$1,464,293	$1,080,651	$99,619	$4,814
Interest and investment income	48,129	—	41,261	361	4,011	2,496
Realized gains and losses	4,805	—	1,478	1,292	6	2,029

Total revenue	2,634,822	(67,489)	1,507,032	1,082,304	103,636	9,339
Personnel costs	863,163	(5,863)	436,064	416,733	11,409	4,820
Other operating expenses	610,732	(40,053)	223,359	383,120	41,358	2,948
Agent commissions	538,700	(21,573)	555,010	—	—	5,263
Depreciation	41,758	—	18,259	23,201	190	108
Amortization	100,412	—	11,622	87,934	1,516	(660)
Claim loss expense	118,643	—	88,706	240	29,695	2
Interest expense	65,931	—	12,762	49,629	398	3,142

Total expenses	2,339,339	(67,489)	1,345,782	960,857	84,566	15,623
Pretax earnings	295,483	—	161,250	121,447	19,070	(6,284)
Pretax margin	11.2%	—	10.7%	11.2%	18.4%	—
Open orders	811,400	—	663,500	147,900	—	—
Closed orders	521,900	—	440,200	81,700	—	—

Three Months Ended					Specialty	Corporate
September 30, 2005	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$2,483,122	$(40,956)	$1,741,666	$698,110	$95,448	($11,146)
Interest and investment income	36,064	—	28,994	1,733	2,393	2,944
Realized gains and losses	8,699	—	3,583	4,145	(6)	977

Total revenue	2,527,885	(40,956)	1,774,243	703,988	97,835	(7,225)
Personnel costs	841,051	—	511,325	317,821	10,492	1,413
Other operating expenses	442,001	(17,717)	246,109	185,185	39,096	(10,672)
Agent commissions	590,876	(23,239)	612,139	526	—	1,450
Depreciation	35,508	—	16,699	18,570	187	52
Amortization	60,111	—	7,119	52,212	776	4
Claim loss expense	135,354	—	103,612	72	31,730	(60)
Interest expense	48,466	—	4,669	37,548	145	6,104

Total expenses	2,153,367	(40,956)	1,501,672	611,934	82,426	(1,709)
Pretax earnings	374,518	—	272,571	92,054	15,409	(5,516)
Pretax margin	14.8%	—	15.4%	13.1%	15.7%	—
Open orders	976,600	—	821,700	154,900	—	—
Closed orders	694,000	—	602,900	91,100	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Nine Months Ended					Specialty	Corporate
September 30, 2006	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$7,464,086	$(170,653)	$4,317,814	$3,003,533	$304,070	$9,322
Interest and investment income	139,883	—	115,680	3,500	11,460	9,243
Realized gains and losses	30,121	—	22,091	3,331	(50)	4,749

Total revenue	7,634,090	(170,653)	4,455,585	3,010,364	315,480	23,314
Personnel costs	2,632,935	(17,795)	1,354,720	1,245,945	33,791	16,274
Other operating expenses	1,706,137	(94,417)	666,587	1,011,725	112,385	9,857
Agent commissions	1,537,489	(58,441)	1,587,547	—	—	8,383
Depreciation	125,103	—	53,596	70,716	483	308
Amortization	279,667	—	29,716	247,588	4,195	(1,832)
Claim loss expense	357,210	—	260,444	425	96,646	(305)
Interest expense	183,536	—	36,462	141,930	979	4,165

Total expenses	6,822,077	(170,653)	3,989,072	2,718,329	248,479	36,850
Pretax earnings	812,013	—	466,513	292,035	67,001	(13,536)
Pretax margin	10.6%	—	10.5%	9.7%	21.2%	—
Open orders	2,490,700	—	2,044,500	446,200	—	—
Closed orders	1,602,700	—	1,350,300	252,400	—	—

Nine Months Ended					Specialty	Corporate
September 30, 2005	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$6,788,146	$(136,287)	$4,626,747	$2,058,403	$248,276	$(8,993)
Interest and investment income	90,503	—	71,149	4,826	5,470	9,058
Realized gains and losses	352,490	—	25,505	4,580	62	322,343

Total revenue	7,231,139	(136,287)	4,723,401	2,067,809	253,808	322,408
Personnel costs	2,396,243	—	1,415,928	946,442	28,044	5,829
Other operating expenses	1,282,250	(74,997)	693,927	561,467	103,470	(1,617)
Agent commissions	1,558,547	(61,290)	1,617,260	—	—	2,577
Depreciation	101,528	—	51,521	49,599	261	147
Amortization	196,650	—	21,686	172,286	2,669	9
Claim loss expense	333,320	—	254,289	284	78,778	(31)
Interest expense	120,001	—	5,393	87,357	168	27,083

Total expenses	5,988,539	(136,287)	4,060,004	1,817,435	213,390	33,997
Pretax earnings	1,242,600	—	663,397	250,374	40,418	288,411
Pretax margin	17.2%	—	14.0%	12.1%	15.9%	—
Open orders	2,843,600	—	2,398,900	444,700	—	—
Closed orders	1,891,100	—	1,651,800	239,300	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	September 30,	December 31,
	2006	2005
	Unaudited
Cash and investment portfolio	$5,134,291	$5,077,583
Goodwill	4,861,734	2,873,861
Capitalized software	704,567	530,341
Other intangible assets	1,179,126	641,420
Total assets	14,574,872	11,104,617
Notes payable	3,524,126	3,217,019
Reserve for claim losses	1,203,792	1,113,506
Secured trust deposits	875,317	882,602
Total stockholders’ equity	4,490,672	3,279,775
Book value per share	25.39	18.84

FIDELITY NATIONAL FINANCIAL, INC.
FIS SEGMENT NET EARNINGS TO EBITDA RECONCILIATIONS
(In thousands)
(Unaudited)

For the Three Months Ended
September 30, 2006
Net Earnings	$78,580
+ Interest Expense	49,717
+ Income Taxes	42,799
+ Depreciation	23,201
+ Amortization	87,934
+ Minority Interest	(34)
- Other Income	(1,570)

EBITDA	$280,627

For the Three Months Ended
September 30, 2005
Net Earnings	$57,892
+ Interest Expense	37,548
+ Income Taxes	31,112
+ Depreciation	18,570
+ Amortization	52,212
+ Minority Interest	1,917
- Other Income	(4,746)

EBITDA	$194,505

For the Nine Months Ended
September 30, 2006
Net Earnings	$183,967
+ Interest Expense	142,018
+ Income Taxes	108,006
+ Depreciation	70,716
+ Amortization	247,588
+ Minority Interest	(40)
- Other Income	(6,933)

EBITDA	$745,322

For the Nine Months Ended
September 30, 2005
Net Earnings	$151,064
+ Interest Expense	87,357
+ Income Taxes	92,006
+ Depreciation	49,599
+ Amortization	172,286
+ Minority Interest	6,171
- Other Income	(8,274)

EBITDA	$550,209

FIDELITY NATIONAL FINANCIAL, INC.
FIS SEGMENT NET EARNINGS TO FREE CASH FLOWS RECONCILIATIONS
(In thousands)
(Unaudited)

For the Three Months Ended
September 30, 2006
Net Earnings	$78,580
+ Depreciation	23,201
+ Amortization	87,934
- Capital Expenditures	(67,114)

Free Cash Flow	$122,601

For the Three Months Ended
September 30, 2005
Net Earnings	$57,892
+ Depreciation	18,570
+ Amortization	52,212
- Capital Expenditures	(74,602)

Free Cash Flow	$54,072

For the Nine Months Ended
September 30, 2006
Net Earnings	$183,967
+ Depreciation	70,716
+ Amortization	247,588
- Capital Expenditures	(216,534)

Free Cash Flow	$285,737

For the Nine Months Ended
September 30, 2005
Net Earnings	$151,064
+ Depreciation	49,599
+ Amortization	172,286
- Capital Expenditures	(180,497)

Free Cash Flow	$192,452

FIDELITY NATIONAL FINANCIAL, INC.
FIS SEGMENT NET EARNINGS TO CASH EARNINGS RECONCILIATIONS
(In thousands)
(Unaudited)

For the Three Months Ended
September 30, 2006
Net Earnings	$78,580
+ Amortization of Intangibles, Net of Income Tax	28,749

Cash Earnings	$107,329

For the Three Months Ended
September 30, 2005
Net Earnings	$57,892
+ Amortization of Intangibles, Net of Income Tax	17,941

Cash Earnings	$75,833

For the Nine Months Ended
September 30, 2006
Net Earnings	$183,967
+ Amortization of Intangibles, Net of Income Tax	81,866

Cash Earnings	$265,833

For the Nine Months Ended
September 30, 2005
Net Earnings	$151,064
+ Amortization of Intangibles, Net of Income Tax	60,857

Cash Earnings	$211,921